Exhibit 99.1
For Financial Inquiries Contact:
Scott Irey
scott.irey@sybase.com
(925) 236-6751

For Press Inquiries Contact:
Leslie Nakajima
Sybase Public Relations
leslien@sybase.com
(925) 236-8650

SYBASE REPORTS FIRST QUARTER PROFITS;
REAFFIRMS FULL YEAR GUIDANCE

Mobile and Wireless Business Grows 12 Percent Year-Over-Year

DUBLIN, Calif. – April 21, 2004 – Sybase, Inc. (NYSE: SY), a leading enterprise infrastructure and mobile software company, today reported total revenues of $183.2 million for the first quarter of 2004, versus $181.5 million for the same period last year, and reaffirmed its full-year revenue, cash flow and earnings expectations set at the beginning of 2004.

     Pro forma net income for the first quarter was $18.2 million, or earnings per share of $0.18 on a diluted basis (EPS) compared to net income of $16.1 million, or EPS of $0.17 for the first quarter of 2003. Net income for the same period calculated in accordance with generally accepted accounting principles (GAAP) was $13.2 million, or EPS of $0.13, versus GAAP net income of $13.0 million, or EPS of $0.13 for Q1 2003. Pro forma amounts exclude amortization of certain expenses, including certain purchased intangibles, unearned stock-based compensation and restructuring costs. Reconciliations of pro forma and GAAP EPS for the quarter ended March 31, 2004, and for the full year accompany this release.

     “We are very pleased with our 12% year-over-year growth in mobile and wireless, and the enthusiasm surrounding our Unwired Enterprise initiative,” said John Chen, chairman, CEO and president of Sybase, Inc. “Looking ahead, we believe our momentum in mobile and wireless, which will be further enhanced by the completion of our acquisition of XcelleNet, the release of our new real-time database, increased traction in Asia Pacific, all signal positive growth for Sybase in the second half of the year.”

Balance Sheet and Other Data

     For the period ended March 31, 2004, Sybase reported $595.0 million in cash and cash investments, including restricted cash of $8.3 million, and generated $66.2 million in cash flow from operations. Sybase repurchased $53.9 million of its stock during the first quarter, with approximately $165.3 million of its current share repurchase authorization remaining at March 31, 2004.

     Days sales outstanding for the three months ended March 31, 2004 was 53 days, compared with 60 days for the same period last year.

About Sybase, Inc.

     Celebrating 20 years of innovation, Sybase enables the Unwired Enterprise by delivering enterprise and mobile infrastructure, development and integration software solutions. Organizations can attain maximum value from their data assets by getting the right information to the right people at the right time and place. The world’s most critical data in commerce, finance, government, healthcare and defense runs on Sybase. For more information, visit the Sybase Web site: http://www.sybase.com.

# # # #

Forward-looking Statements: Statements in this release concerning Sybase, Inc., its subsidiaries and their respective prospects, planned acquisitions and future growth are forward-looking statements that involve a number of uncertainties and risks. Factors that could cause actual events or results to differ materially from those suggested by such forward-looking statements include general business conditions; sales productivity; the possibility that anticipated acquisitions will not close; possible disruptive effects of organizational or personnel changes; political unrest or acts of war; market acceptance of the company’s products and services; customer and industry analyst perception of the company and its technology vision and future prospects; rapid technological changes; competitive factors; unanticipated delays in scheduled product availability dates; interoperability of the company’s products with other leading software application products; volatility of the stock markets generally; market growth rates in the client/server and Internet software markets; and other factors discussed in Sybase, Inc.’s reports filed with the Securities Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003.

Sybase First Quarter 2004 Selected Highlights

     Sybase announcements during the first quarter of 2004 expanded upon the company’s leadership in the mobile enterprise computing market, while positioning it for growth in the core information management market. Additionally, Sybase broadened its reach with key strategic partnerships, and deepened its influence in the financial services and international markets.

In Q1 2004, Sybase:

Mobile Enterprise Computing

•	Announced it has signed an agreement to purchase privately held XcelleNet, Inc., a leader in frontline device management software, and plans to integrate it into Sybase’s iAnywhere Solutions™ subsidiary: http://www.ianywhere.com/press_releases/xcellenet_acquisition.html

•	Introduced a new version of the M-Business Anywhere mobile application platform from iAnywhere Solutions, featuring the industry’s broadest device support, new usage tracking capabilities and support for global deployments: http://www.ianywhere.com/press_releases/syncngo_tabletpc.html

•	Announced that iAnywhere Solutions helps streamline and improve patient care for BeyondNow Technologies, Cogon Systems, HealthWyse and Microsys Computing: http://www.ianywhere.com/press_releases/hea lthcare_partners.html

•	Debuted the next generation of Pylon Anywhere™ from iAnywhere Solutions, making mobile email more convenient and secure: http://www.ianywhere.com/press_releases/pyl on_next_generation.html

Information Management and Enterprise Applications:

•	Introduced Sybase® Mach Desktop, an OEM-ready “user experience” server that enables ISVs to easily deliver Web content, enterprise applications, voice-activated services and corporate data to a wide variety of computing devices including PCs, laptops, kiosks, PDAs and mobile phones: http://www.sybase.com/detail/1,6904,1029080,00.html

•	Sybase subsidiary, Financial Fusion, Inc., licensed Financial Fusion® Corporate Banking Solution, a web-based cash management and global payments system, to six of the top banks in the U.S.: http://www.sybase.com/detail/1,6904,1028700 ,00.html

•	Announced availability of Pocket PowerBuilder ™1.5, the company’s integrated application development environment designed to simplify and speed the creation of mobile and wireless enterprise applications: http://www.sybase.com/detail/1,6904,1028503 ,00.html

•	Launched the latest release of Sybase EAServer, based on open standards that powers business critical applications providing the lowest total cost of ownership: http://www.sybase.com/detail/1,6904,1028502 ,00.html

•	Announced availability of PowerDesigner® 10.0, an enterprise modeling tool that combines business- and technology-centric modeling techniques to foster greater collaboration between business and IT users:http://www.sybase.com/detail/1,6904,1 028504,00.html

•	Announced availability of the company’s highly-scalable analytical engine, Sybase IQ 12.5, on Linux: http://www.sybase.com/detail/1,6904,1028041 ,00.html

•	Announced availability of Sybase Adaptive Server® Enterprise on Mac OS X “Panther” server, which allows Apple users to deploy database-driven applications : http://www.sybase.com/detail/1,6904,1027808,00.html

Partnerships:

•	Previewed SAP Business One running on Sybase, and demonstrated a prototype mobile extension for SAP Business One developed by Sybase: http://www.sybase.com/detail/1,6904,1029032,00.html

•	Announced a global agreement to provide customers with Diogenes Suite, a rapidly deployable, cost-effective, secure, solution, combined of programs that package, encrypt, and deliver transaction data: http://www.sybase.com/detail/1,6904,1029032,00.h tml

•	iAnywhere Solutions teamed up with Epic Solutions, Legal Files, Profit Tools and VCI to provide solutions to small to medium sized businesses (SMBs): http://www.ianywhere.com/press_releases/smb_part ners.html

•	Extended Partnership with LifeBoat to provide more than 6,000 resellers with Sybase application development products: http://www.sybase.com/detail/1,6904,1028505,00.h tml

Global Reach and Accolades:

•	Appointed Raymond Teh as senior vice president of Sybase’s Asia Pacific Operations, and formed the new Asia Development Office, led by Willie Jow, vice president of Business Operations: http://www.sybase.com/detail/1,6904,1029007,00.h tml

•	Announced that Taiwan’s provincial government selected Sybase subsidiary iAnywhere Solutions Manage Anywhere Studio™: http://www.ianywhere.com/press_releases/taiwan_g overnment.html

•	iAnywhere Solutions and Eli Lilly completed a pilot project in Italy to provide a PDA-based sales force automation solution: http://www.ianywhere.com/press_releases/eli_lill y.html

•	Announced that 17 Sybase customers received the prestigious Computerworld Honors Medal of Achievement, recognizing organizations that are leading the global information technology revolution: http://www.sybase.com/detail/1,6904,1029284,00.h tml

•	Announced Sybase was recognized as one of the “Top Ten Information Technology Enterprises in Telecommunications” by Beijing Communications World Newspaper, a leading publication in the Communications industry in China: http://www.sybase.com/detail/1,6904,1029109,00.h tml

•	Announced that Sybase ASE was recognized with Readers’ Choice and Editor’s Choice Awards by LinuxWorld Magazine and Open Source World Magazine. http://www.sybase.com/detail/1,6904,1028661,00.html

     Sybase, iAnywhere Solutions, PowerDesigner, Pylon Anywhere, Financial Fusion, Pocket PowerBuilder, Manage Anywhere Studio and Adaptive Server are trademarks of Sybase, Inc. or its subsidiaries. “®” indicates registration with the U.S. Patent and Trademark Office. All other names may be trademarks of the companies with which they are associated.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Three Months Ended March 31, 2004				Three Months Ended March 31, 2003
		Pro forma				Pro forma
(In thousands, except per share data)	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma
Revenues:
License fees	$57,905	—		$57,905	$60,875	—		$60,875
Services	125,254	—		125,254	120,672	—		120,672

Total revenues	183,159	—		183,159	181,547	—		181,547
Costs and expenses:
Cost of license fees	13,580	(3,831	) [a]	9,749	13,928	(3,764	) [a]	10,164
Cost of services	41,584	—		41,584	39,232	—		39,232
Sales and marketing	58,172	—		58,172	58,496	—		58,496
Product development and engineering	30,648	—		30,648	29,918	—		29,918
General and administrative	19,773	—		19,773	22,100	—		22,100
Amortization of other purchased intangibles	500	(500	) [a]	—	500	(500	) [a]	—
Stock compensation expense	1,302	(1,302	) [b]	—	661	(661	) [b]	—
Cost (Reversal) of restructure	125	(125	) [c]	—	(209)	209	[c]	—

Total costs and expenses	165,684	(5,758)		159,926	164,626	(4,716)		159,910

Operating income	17,475	5,758		23,233	16,921	4,716		21,637
Interest income and expense and other, net	3,589	—		3,589	2,443	—		2,443

Income before income taxes	21,064	5,758		26,822	19,364	4,716		24,080
Provision for income taxes	7,879	704	[d]	8,583	6,390	1,556	[d]	7,946

Net income	$13,185	$5,054		$18,239	$12,974	$3,160		$16,134

Basic net income per share	$0.14	$0.05		$0.19	$0.14	$0.03		$0.17

Shares used in computing basic net income per share	97,291	97,291		97,291	94,357	94,357		94,357

Diluted net income per share	$0.13	$0.05		$0.18	$0.13	$0.04		$0.17

Shares used in computing diluted net income per share	101,054	101,054		101,054	97,275	97,275		97,275

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring from prior restructuring activities because we do not believe they are indicative of our core business. For the sake of consistency and clarity in our financial reporting, we will continue to include the costs associated with restructuring activity committed to prior to Q3 2003 as a pro forma adjustment in our financial statements until the related charges and liabilities are completely settled. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; (c) cost of restructuring charges; (d) income tax effect of proforma adjustments.

SYBASE, INC.
Reconciliation of GAAP-based EPS to pro forma EPS
for the twelve months ended December 31, 2004
(unaudited)

	Low end	High end
	of range	of range
GAAP - based EPS	$0.92	$0.94
Amortization of purchased intangibles	0.17	0.17
Amortization of unearned stock compensation	0.06	0.06
Cost of restructuring	0.01	0.01
Income tax effect of above adjustments	(0.08)	(0.08)

Pro forma EPS	$1.08	$1.10

     Use of Pro Forma Financial Information

     To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring from prior restructuring activities because we do not believe they are indicative of our core business. For the sake of consistency and clarity in our financial reporting, we will continue to include the costs associated with restructuring activity committed to prior to Q3 2003 as a pro forma adjustment in our financial statements until the related charges and liabilities are completely settled. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

SYBASE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
(In thousands, except share and per share data)	2004	2003
	(Unaudited)
Current assets:
Cash and cash equivalents	$370,456	$315,404
Short-term investments	137,901	155,093

Total cash, cash equivalents and short-term cash investments	508,357	470,497
Restricted cash	4,912	4,747
Accounts receivable, net	107,033	140,332
Deferred income taxes	12,791	12,739
Other current assets	19,295	16,167

Total current assets	652,388	644,482
Long-term cash investments	78,301	103,296
Restricted long-term cash investments	3,400	3,400
Property, equipment and improvements, net	75,260	67,462
Deferred income taxes	59,778	58,506
Capitalized software, net	58,846	58,947
Goodwill, net	140,759	140,875
Other purchased intangibles, net	34,384	38,715
Other assets	35,476	35,673

Total assets	$1,138,592	$1,151,356

Current liabilities:
Accounts payable	$16,435	$15,425
Accrued compensation and related expenses	29,899	39,134
Accrued income taxes	32,463	33,677
Other accrued liabilities	81,570	94,611
Deferred revenue	231,586	206,881

Total current liabilities	391,953	389,728
Other liabilities	24,774	15,129
Minority interest	5,030	5,030
Stockholders’ equity:
Preferred stock, $0.001 par value, 8,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 200,000,000 shares authorized; 105,337,362 shares issued (2003 - 105,337,362)	105	105
Additional paid-in capital	940,567	933,657
Accumulated deficit	(111,523)	(126,385)
Other comprehensive income/(loss)	24,725	26,849
Less: Cost of treasury stock (7,981,820 shares and 2003 - 6,811,898)	(126,346)	(87,672)
Unearned compensation	(10,693)	(5,085)

Total stockholders’ equity	716,835	741,469

Total liabilities and stockholders’ equity	$1,138,592	$1,151,356

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended March 31,
(In thousands, except per share data)	2004	2003
Revenues:
License fees	$57,905	$60,875
Services	125,254	120,672

Total revenues	183,159	181,547
Costs and expenses:
Cost of license fees	13,580	13,928
Cost of services	41,584	39,232
Sales and marketing	58,172	58,496
Product development and engineering	30,648	29,918
General and administrative	19,773	22,100
Amortization of other purchased intangibles	500	500
Stock compensation expense	1,302	661
Cost (Reversal) of restructure	125	(209)

Total costs and expenses	165,684	164,626

Operating income	17,475	16,921
Interest income and expense and other, net	3,589	2,443

Income before income taxes	21,064	19,364
Provision for income taxes	7,879	6,390

Net income	$13,185	$12,974

Basic net income per share	$0.14	$0.14

Shares used in computing basic net income per share	97,291	94,357

Diluted net income per share	$0.13	$0.13

Shares used in computing diluted net income per share	101,054	97,275

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

	Three Months Ended March 31,
(In thousands, except per share data)	2004	2003
Revenues:
License fees	$57,905	$60,875
Services	125,254	120,672

Total revenues	183,159	181,547
Costs and expenses:
Cost of license fees	9,749	10,164
Cost of services	41,584	39,232
Sales and marketing	58,172	58,496
Product development and engineering	30,648	29,918
General and administrative	19,773	22,100

Total costs and expenses	159,926	159,910

Operating income	23,233	21,637
Interest income and expense and other, net	3,589	2,443

Income before income taxes	26,822	24,080
Provision for income taxes	8,583	7,946

Net income	$18,239	$16,134

Basic net income per share	$0.19	$0.17

Shares used in computing basic net income per share	97,291	94,357

Diluted net income per share	$0.18	$0.17

Shares used in computing diluted net income per share	101,054	97,275

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., and AvantGo Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED MARCH 31, 2004
(UNAUDITED)

(In thousands, except per share data)

	Infrastructure	iAnywhere	Financial		Consolidated
	Platform Group	Solutions, Inc.	Fusion, Inc.	Eliminations	Total
Revenues:
License fees
Infrastructure	$43,380	$40	$—	$—	$43,420
Mobile and Embedded	5,052	8,340	—	—	13,392
E-Finance	102	—	991	—	1,093

Subtotal license fees	48,534	8,380	991	—	57,905
Intersegment license revenues	53	4,223	104	(4,380)	—

Total license fees	48,587	12,603	1,095	(4,380)	57,905
Services	119,069	2,626	3,559		125,254
Intersegment service revenues	—	6,533	1,235	(7,768)	—

Total services	119,069	9,159	4,794	(7,768)	125,254

Total revenues	167,656	21,762	5,889	(12,148)	183,159
Total allocated costs and expenses before cost of restructure and amortization of customer lists and purchased technology	146,233	20,386	6,693	(12,148)	161,164

Operating income (loss) before cost of restructure and amortization of customer lists and purchased technology	21,423	1,376	(804)	—	21,995
Cost of restructure - 2004 Activity	125	—	—	—	125
Amortization of customer lists	—	—	500	—	500
Amortization of purchased technology	2,920	100	811	—	3,831

Operating income (loss) before unallocated costs	$18,378	$1,276	$(2,115)	$—	$17,539
Other unallocated expenses					64

Operating income after unallocated expenses					17,475
Interest income and expense and other, net					3,589

Income before income taxes					21,064
Provision for income taxes					7,879

Net income					$13,185

Basic net income per share					$0.14

Shares used in computing basic net income per share					97,291

Diluted net income per share					$0.13

Shares used in computing diluted net income per share					101,054

\

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE THREE MONTHS ENDED MARCH 31, 2004
(UNAUDITED)

(In thousands, except per share data)

	Infrastructure	iAnywhere	Financial		Consolidated
	Platform Group	Solutions, Inc.	Fusion, Inc.	Eliminations	Total
Revenues:
License fees
Infrastructure	$43,380	$40	$—	$—	$43,420
Mobile and Embedded	5,052	8,340	—	—	13,392
E-Finance	102	—	991	—	1,093

Subtotal license fees	48,534	8,380	991	—	57,905
Intersegment license revenues	53	4,223	104	(4,380)	—

Total license fees	48,587	12,603	1,095	(4,380)	57,905
Services	119,069	2,626	3,559		125,254
Intersegment service revenues	—	6,533	1,235	(7,768)	—

Total services	119,069	9,159	4,794	(7,768)	125,254

Total revenues	167,656	21,762	5,889	(12,148)	183,159
Total allocated costs and expenses before cost of restructure and amortization of customer lists and purchased technology	146,233	20,386	6,693	(12,148)	161,164

Operating income (loss) before cost of restructure and amortization of customer lists and purchased technology	21,423	1,376	(804)	—	21,995
Cost of restructure - 2004 Activity	125	—	—	—	125
Amortization of customer lists	—	—	500	—	500
Amortization of purchased technology	2,920	100	811	—	3,831

Operating income (loss) before unallocated costs	$18,378	$1,276	$(2,115)	$—	$17,539
Other unallocated expenses					64

Operating income after unallocated expenses					17,475
Interest income and expense and other, net					3,589

Income before income taxes					21,064
Provision for income taxes					7,879

Net income					$13,185

Basic net income per share					$0.14

Shares used in computing basic net income per share					97,291

Diluted net income per share					$0.13

Shares used in computing diluted net income per share					101,054

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., and AvantGo Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change.

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Three Months Ended
	March 31,
(Dollars in thousands)	2004	2003
Cash and cash equivalents, beginning of year	$315,404	$231,267
Cash flows from operating activities:
Net income	13,185	12,974
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,892	20,409
(Gain) Loss on disposal of assets	341	(267)
Deferred income taxes	(1,324)	(1,216)
Amortization of deferred stock-based compensation	1,302	661
Changes in assets and liabilities:
Accounts receivable	31,864	52,519
Other current assets	(3,128)	(412)
Accounts payable	2,010	3,959
Accrued compensation and related expenses	(9,235)	(7,980)
Accrued income taxes	(1,321)	(714)
Other accrued liabilities	(13,235)	(15,110)
Deferred revenues	24,705	29,570
Other liabilities	1,126	1,116

Net cash provided by operating activities	66,182	95,509
Cash flows from investing activities:
(Increase) Decrease in restricted cash	(165)	84
Purchases of available-for-sale cash investments	(25,336)	(17,637)
Maturities of available-for-sale cash investments	22,286	1,267
Sales of available-for-sale cash investments	45,561	36,014
Business combinations, net of cash acquired	—	(13,903)
Purchases of property, equipment and improvements	(7,764)	(10,482)
Proceeds from sale of fixed assets	68	9
Capitalized software development costs	(8,157)	(6,562)
(Increase) Decrease in other assets	190	(2,541)

Net cash provided by (used for) investing activities	26,683	(13,751)
Cash flows from financing activities:
Net proceeds from the issuance of common stock and reissuance of treasury stock	16,950	10,077
Purchases of treasury stock	(53,946)	(9,535)

Net cash provided by (used for) financing activities	(36,996)	542
Effect of exchange rate changes on cash	(817)	5,538

Net increase in cash and cash equivalents	55,052	87,838

Cash and cash equivalents, end of period	370,456	319,105
Cash investments, end of period	216,202	136,383

Total cash, cash equivalents and cash investments, end of period	$586,658	$455,488